SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): November 17, 1997



                              JP FOODSERVICE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   0-24954               52-1634568
-----------------------------     -----------        --------------------
(State or Other Jurisdiction      (Commission           (IRS Employer
  of Incorporation)               File Number)        Identification No.)









              9830 Patuxent Woods Drive
                 Columbia, Maryland                            21046
       ----------------------------------------              ----------
       (Address of Principal Executive Offices)              (ZIP Code)










        Registrant's telephone number, including area code (410) 312-7100



          (Former Name or Former Address, if Changed Since Last Report)



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



     Item  5.     Other Events

     The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.

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



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JP Foodservice, Inc.


Date:  November 26, 1997     /s/ Lewis Hay III
                             -------------------------
                             Lewis Hay III, Director
                            Senior Vice President and
                             Chief Financial Officer




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


                                                                    Attachment A
JP Logo
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JP FOODSERVICE, INC.                               News Release
9830 Patuxent Woods Drive                          For More Information Contact:
Columbia, MD  21046                                Lewis Hay, III
(410) 312-7100                                     Chief Financial Officer
Website:  www.jpfoodservice.com
Website: www.shareholdernews.com/jpf

                      JP FOODSERVICE, INC. ANNOUNCES STOCK
                               REPURCHASE PROGRAM


     Columbia, Maryland, November 17, 1997 - JP Foodservice, Inc. (NYSE: JPF) today announced that its Board of Directors has authorized the repurchase from time to time of up to 500,000 shares of its Common Stock on the open market or in privately negotiated transactions, or a combination of both. The shares subject to the repurchase program constitute approximately 2% of the Common Stock outstanding. The shares reacquired will be used to meet corporate requirements, including to satisfy the Company's obligations under its acquisition program and under its employee stock and benefit plans. The repurchase program will terminate upon the earlier of one year after this announcement or the date JP Foodservice has repurchased the 500,000 shares authorized under the program.

     Jim Miller, Chairman and Chief Executive Officer, stated, "In light of JP's future obligations to issue stock for benefit plans, employee stock incentive plans and our acquisition program, the Board of Directors considers JP Foodservice stock to be an attractive investment, especially at current prices."

     JP Foodservice distributes food and related products to restaurants and institutional foodservice establishments in the Mid-Atlantic, Midwestern, and Northeastern Regions of the United States as well as Las Vegas, Nevada. JP markets and distributes 30,000 national, private label, and signature brand items to over 34,000 customers, including restaurants, hotels, healthcare facilities, cafeterias and schools, and employs over 3,500 foodservice professionals. The Company's diverse customer base encompasses both independent and chain businesses, including Old Country Buffet, Perkins Family Restaurants, Subway, Compass Group, Pizzeria Uno, and Ruby Tuesday.






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